STOCK OPTION AGREEMENT

THIS AGREEMENT made as of the 15th day of December, 1999

BETWEEN:

     PLAYANDWIN, INC., a company incorporated under the laws of the State of Nevada (the "Company")

                                                OF THE FIRST PART

AND

     PENGUIN PETROLIUM PRODUCTS LIMITED, a company incorporated under the laws of the Province of Ontario (the "Holder")

                                               OF THE SECOND PART

WHEREAS the Holder is a consultant to the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the services provided by the Holder to the Company, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by both parties hereto, the parties hereby agree as follows:

1. The Company hereby grants to the Holder upon the terms and conditions herinafter contained, the sole and excusive right
and
     option to purchase all or any part of 80,000 common shares of its
     capital as fully paid and non-assessable shares, 50,000 exercisable until 5:00 p.m. (Eastern Standard Time) on or before
     Monday January 17, 2000 with the remaining 30,000 exercisable on the 2nd anniversary of the date hereof (the "Expiry Date"), at a price of US$2.00 per share (the "Optioned Shares"), the grant of such option being subject always to the provisions as to earlier termination as set out in paragraph 2 hereof.

2.   (a)   The  option  granted  to the Holder  shall  cease  and
     determine upon the Holder's death provided that the Holder's personal representatives shall be entitled to purchase all or any
     part of the Optioned Shares if they exercise the option and tender payment within six (6) months of the date of death.
3. If the Holder at any time and from time to time during the option period desires to purchase any of the Optioned Shares, the Holder may do so by giving notice to the Company at its Registered Office or Head Office within the time or times herein limited for exercise of the option and by tendering to the Company at its Registered Office or Head Office the Holder's certified cheque in favour of the Company in the full amount of the purchase price payable hereunder, or through the conversion of indebtedness outstanding as the date of such notice, for such number of the shares comprised in the election.
4. The option granted under this Agreement is non-assignable and non-transferable.
5. (a) In the event of the issuance of additional shares of the Company for a consideration, if the issued and outstanding shares of the Company are changed by a subdivision, consolidation, stock split, reverse stock split, reduction in capital or by any other capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation shall effected, then, as a condition of such reorganization, reclassification, consolidation or merger, this option shall be adjusted and lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option Agreement and in lieu of th eshares of the Company immediately theretofore purchaseable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation or merger not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the option price and of the number of shares purchasable upon conversion of this option) shall thereafter by applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     (b.) As evidence of the kind and amount of shares or other securities or property which the Holder shall have the right to
     purchase after any such reorganization, reclassification, change, consolidation, merger or amalgamation, the Company may accept the certificate or opinion of any firm of independent accountants (who may be the auditors for the Company) with respect thereto.
(c.) Nothing in this paragraph shall in any way extend the time within which the option may be exercised.

6. This Agreement shall be governed by the laws of the State of Nevada and the federal laws of the United States of America applicable therein.
7.   Time shall be of the essence of this Agreement.
8. This Agreement shall ensure to the benefit of the Holder and shall to the extent hereinbegore provided ensure to the benefit of the Holder's heirs, executors and administrators.

IN WITNESS WHEREOF, the parties hereto have cuased these presents to  be executed as and from the day, month and year first written above.
     PLAYANDWIN, INC.
     Per:                        /s/ Stewart Garner
                                 Stewart Garner
     PENGUIN PETROLIUM PRODUCTS LIMITED
     Per:                        /s/ William H. Johnston
                                 William H. Johnston